UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 1.02, Item 2.01 and Item 9.01 of Form 8-K.

Item 1.02.	Termination of Material Definitive Agreement.

On March 12, 2008, we caused our wholly-owned subsidiary, Apple Eight Hospitality Ownership, Inc., to terminate a purchase contract for a hotel located in Urbandale, Iowa. The hotel had a purchase price of $13,640,000 and contained 124 guest rooms. The seller did not have any material relationship with us or our subsidiaries, other than through the purchase contract.

The entry into this purchase contract was reported in our Form 8-K dated as of December 14, 2007 and filed with the Securities and Exchange Commission on December 18, 2007. In connection with the termination of the purchase contract, the initial deposit of $100,000 will be repaid to our contracting subsidiary.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 14, 2008 and March 17, 2008 our indirect wholly-owned subsidiary, Apple Eight Hospitality Ownership, Inc., or one of its subsidiaries, closed on the purchase of three hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts.

The table below describes the hotels.

Hotel Location	Franchise (a)	Number of Rooms	Purchase Price	Closing Date
Springdale, Arkansas	Residence Inn	72	$5,606,000	March 14, 2008

Sanford, Florida	SpringHill Suites	105	11,150,000	March 14, 2008

Overland Park, Kansas	SpringHill Suites	102	8,850,000	March 17, 2008

TOTAL		279	$25,606,000

Note:

(a)	All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

The purchase price for each hotel was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the closing described above for the hotel located in Springdale, Arkansas, five closings have occurred under a series of purchase contracts executed on December 14, 2007 for the potential purchase of seven hotels. Additional information regarding the purchase contracts, the hotel in Springdale, Arkansas and the remaining two hotels is set forth in our Form 8-K dated December 14, 2007 and filed with the Securities and Exchange Commission on December 18, 2007, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the purchase contract. Additional information regarding the purchase contract for the hotel in Sanford, Florida is set forth in our Form 8-K dated January 15, 2008 and filed with the Securities and Exchange Commission on January 16, 2008, which is incorporated herein by reference. As a result of the closing described above for the hotel located in Overland Park, Kansas, two closings have occurred under two purchase contracts with affiliated sellers executed on December 27, 2007 for the potential purchase of six hotels. Additional information regarding the purchase contracts, the hotel in Overland Park, Kansas and the remaining four hotels is set forth in our Form 8-K dated December 27, 2007 and filed with the Securities and Exchange Commission on December 27, 2007, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the purchase contracts.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

(Financial statements will be filed as necessary by amendment within the required time period)

b.	Pro forma financial information.

(Pro forma financial information will be filed as necessary by amendment within the required time period)

c.	Shell company transaction.

None

d.	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

March 18, 2008